UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2022

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On September 22, 2022, in connection with the offering of the Notes (defined below), Royal Caribbean Cruises Ltd. (the “Company”) distributed certain information to potential investors, which the Company is disclosing under Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing by the Company, whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Recent Developments

Bookings Update

The Company’s demand remains strong, with bookings significantly outpacing 2019 levels. The Company announced the easing of testing and vaccination protocols from most itineraries on August 23, 2022, resulting in an immediate positive impact on bookings for both 2022 and 2023 sailings. Since the announcements, overall bookings have been significantly higher versus the same period in 2019. From a cumulative standpoint, 2023 remains booked within historical ranges at much higher rates.

Item 8.01 Other Events.

Senior Guaranteed Notes and Senior Secured Notes Offering

On September 22, 2022, the Company issued a press release announcing that the Company has commenced concurrent private offerings of senior guaranteed notes to be issued by the Company due 2029 (the “Senior Guaranteed Notes”) and senior secured notes to be issued by the Company in separate series of notes due 2029 (the “Senior Secured Notes,” collectively with the Senior Guaranteed Notes, the “Notes”). The Company intends to use the proceeds from the sale of the Senior Guaranteed Notes, together with cash on hand, to redeem all its outstanding 9.125% Priority Guaranteed Notes due 2023 concurrently with the closing of the Senior Guaranteed Notes offering (including to pay fees and expenses in connection with such redemption). The Company intends to use the proceeds from the sale of the Senior Secured Notes, together with cash on hand, to redeem all its outstanding 10.875% Senior Secured Notes due 2023 concurrent with the closing of the Senior Secured Notes offering (including to pay fees and expenses in connection with such redemption).

The Senior Guaranteed Notes will be guaranteed fully and unconditionally on a senior unsecured basis by RCI Holdings LLC, a direct, wholly-owned subsidiary of the Company that owns 100% of the equity interests in the Company’s subsidiaries that own the following vessels: Symphony of the Seas, Oasis of the Seas, Harmony of the Seas, Spectrum of the Seas, Quantum of the Seas, Ovation of the Seas and Anthem of the Seas, with an aggregate net book value of approximately $7.2 billion as of June 30, 2022. As of the date of the offering memorandum in connection with the Senior Guaranteed Notes, each of these vessels is bareboat chartered to either the Company or RCL Cruises Ltd. (each, an “Operator”). Each bareboat charter has a five-year term, subject to extension at the Operator’s option for an additional five years. As of June 30, 2022, the Company’s subsidiaries that will not guarantee the Senior Guaranteed Notes with outstanding debt comprised 49.4% of its total assets.

The Senior Secured Notes will be fully and unconditionally guaranteed on a senior secured basis by Celebrity Cruises Holdings Inc., Celebrity Cruises Inc., each a Liberian corporation and a wholly-owned subsidiary of the Company, and certain of the Company’s wholly-owned vessel-owning subsidiaries (collectively, the “Senior Secured Guarantors”). The Senior Secured Notes and the related guarantees will be secured by first-priority security interests in the collateral (which generally includes certain of the Company’s material intellectual property, including rights in certain of the Company’s marketing databases, customer data and customer lists, a pledge of 100% of the equity interests of certain of the Company’s wholly-owned vessel-owning subsidiaries, the collateral account established in connection with the Company’s existing secured notes, mortgages on each of the vessels owned by such subsidiaries and an assignment of insurance and earnings in respect of such vessels, subject to permitted liens and certain exclusions and release provisions as described in the offering memorandum). Notwithstanding the foregoing, in no event shall the amount of obligations under the Senior Secured Notes and the related guarantees secured by the collateral exceed the 2029 Collateral Cap (as defined in the offering memorandum). The 26 vessels owned by the Senior Secured Guarantors included in the collateral collectively have a net book value of approximately $10.8 billion as of June 30, 2022. As of June 30, 2022, the Company’s subsidiaries that will not guarantee the Senior Secured Notes with outstanding debt comprised 38.5% of its total assets.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, as amended (the “Securities Act”), and outside the United States, only to certain non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The closing of each offering is not contingent upon the closing of the other offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to buy shares of common stock, the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Special Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, to: statements regarding revenues, costs and financial results for 2022 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the impact of the global incidence and continued spread of COVID-19, which has had and will continue to have an adverse impact on our business, liquidity and results of operations, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: governmental and self-imposed travel restrictions and guest cancellations; our ability to extend the maturities of our existing bank facilities; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business including the conflict between Ukraine and Russia, such as the demand for cruises, passenger spending, and operating costs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; our COVID-19 protocols and any other health protocols we may develop in response to infectious diseases may be costly and less effective than we expect in reducing the risk of infection and spread of such disease on our cruise ships; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in U.S. foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness, any additional indebtedness we may incur and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business; the impact of foreign currency exchange rates, the impact of higher interest rates and fuel prices; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs related to cyber security attacks, data breaches, protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations (including environmental regulations) or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; and uncertainties of a foreign legal system as we are not incorporated in the United States.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should consider the areas of risk described above, as well as those set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, those set forth under the heading “Risk Factors” in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, copies of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press release dated September 22, 2022

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: September 22, 2022	By:	/s/ Naftali Holtz
	Name:	Naftali Holtz
Chief Financial Officer

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